UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6604

Dreyfus BASIC Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 2/29

Date of reporting period: 08/31/08

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
Money Market Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March

1, 2008, through August 31, 2008.

Economic conditions generally remained unsettled over the past six months. A persistent credit crisis and slower U.S. economic growth prompted the Federal Reserve Board (the “Fed”) to continue reducing short-term interest rates early in the reporting period in an attempt to forestall further economic deterioration. However, resurgent inflationary pressures,including soaring food and energy prices,led the Fed to refrain from further easing, and short-term interest rates were unchanged over the reporting period’s final four months.As a result, money market yields generally stabilized.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, and the Fed is likely to keep interest rates low.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2008, through August 31, 2008, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended August 31, 2008, Dreyfus BASIC Money Market Fund produced an annualized yield of 2.74% . Taking into account the effects of compounding, the fund also produced an annualized effective yield of 2.78% .1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its total assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

Interest Rates Declined as U.S. Economy Struggled

Turmoil in the sub-prime mortgage market, slumping U.S. housing markets and resurgent energy prices already had produced a weaker U.S. economy by the start of the reporting period, leading investors to reassess their attitudes toward risk. Tightness in the credit markets and heavy sub-prime related losses among global financial institutions prompted the Fed to reduce short-term interest rates several times in the months leading up to the reporting period, including two reductions

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

totaling 125 basis points in late January 2008. As a result, the reporting period began with an overnight federal funds rate of 3%, down from 5.25% several months earlier.

Despite the Fed’s aggressive moves and a stimulus package passed by Congress in January, February saw more disappointing economic news, including the second month of job losses and intensifying deleveraging pressures on U.S. financial institutions. In March, non-farm payrolls shrank again, and the unemployment rate climbed from 4.8% to 5.1% . The Fed continued to take aggressive policy action, reducing the federal funds rate to 2.25% . In addition, the Fed announced an expansion of its Term Securities Lending Facility, making $200 billion of Treasury securities available to Wall Street firms in an unprecedented program that allowed borrowers to use certain mortgage-backed securities as collateral.The first quarter ended with a GDP growth rate of 0.9% .

More job losses followed in April, and the Fed continued to reduce the federal funds rate, driving the overnight rate to 2%. However, inflation accelerated along with energy and food prices, and businesses attempted to pass along higher costs to their customers. Economic data in May was mixed. On one hand, the U.S. economy lost an additional 49,000 jobs, the unemployment rate jumped to 5.5% and the average cost of gasoline in the United States surpassed $4.00 per gallon. On the other hand, retail sales improved by 1%, suggesting that tax rebate checks might be having the desired effect of boosting consumer spending.

June proved to be a difficult month for the U.S. economy and financial markets. Reports of additional job losses and revelations of new sub-prime related write-downs by major banks sparked renewed volatility in the stock and bond markets and largely dashed expectations of a rate hike.The Fed left the federal funds rate unchanged at 2% in late June, citing uncertainty about the inflation outlook. It was later announced that U.S. GDP grew at an estimated 3.3% annualized rate, primarily due to an increase in export activity. Inflation increased at a relatively robust 4.2% annualized rate in the second quarter.

July also saw heightened market volatility,particularly when government-sponsored mortgage agencies Fannie Mae and Freddie Mac revealed greater-than-expected losses due to rising mortgage defaults, raising the possibility of further intervention by the federal government.The markets also responded negatively to another consecutive month of job losses.The bad news continued to mount in August, including a jump in the unemployment rate to 6.1%, its highest level in five years, and a surge in mortgage delinquencies to all-time highs. However, inflationary pressures appeared to ebb when commodity prices retreated from their peaks due to slackening demand in a slowing global economy.

Portfolio Focus

As the Fed cut short-term interest rates, yield differences widened along the market’s maturity range creating more attractive opportunities among longer-dated money market instruments. Moreover, demand for money market instruments surged in the “flight to quality.” Therefore, we maintained the fund’s weighted average maturities in a position we considered longer than industry averages.

At this uncertain juncture, we expect the Fed and market participants to watch economic data closely for signs of renewed strength and a moderation of inflation. In the meantime, we intend to maintain a conservative credit posture and a relatively long weighted average maturity.

September 15, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s annualized yield would have been
2.60% and the fund’s annualized effective yield would have been 2.63%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.28
Ending value (after expenses)	$1,013.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2008 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—45.9%	Amount ($)	Value ($)

Allied Irish Banks (Yankee)
2.90%, 12/5/08	50,000,000	50,002,601
Banca Intesa SpA (Yankee)
3.12%, 2/27/09	50,000,000	50,000,000
Banco Bilbao Vizcaya Argenteria Puerto Rico (Yankee)
2.80%, 11/17/08	50,000,000	50,000,000
Banco Santander Puerto Rico (Yankee)
3.00%, 12/10/08	40,000,000	40,000,000
Bank of Ireland (Yankee)
3.03%, 10/28/08	20,000,000 [a]	20,000,156
Bank of Montreal (Yankee)
2.87%, 9/8/08	25,000,000	24,999,976
Bank of Scotland PLC
2.80%, 10/14/08	50,000,000	50,000,000
Barclays Bank PLC (Yankee)
2.55%, 12/29/08	25,000,000	25,000,000
Bayerische Hypo-und Vereinsbank AG (Yankee)
3.02%, 10/9/08	20,000,000	20,000,105
Branch Banking & Trust Co.
2.88%, 11/5/08	50,000,000	50,000,000
Canadian Imperial Bank of Commerce (Yankee)
3.09%, 10/23/08	55,000,000	55,000,000
DZ Bank AG (Yankee)
2.85%—3.20%, 11/26/08—12/24/08	55,000,000	55,000,779
Fortis Bank (Yankee)
2.50%, 12/23/08	25,000,000	25,000,000
Harris N.A.
3.00%, 10/23/08	30,000,000	30,000,000
Landesbank Baden-Wurttemberg (Yankee)
3.15%, 2/11/09	50,000,000	50,000,000
Total Negotiable Bank Certificates of Deposit
(cost $595,003,617)		595,003,617

Commercial Paper—31.1%

Atlantis One Funding Corp.
3.25%, 12/19/08	50,000,000 [a]	49,515,556
BNP Paribas Finance Inc.
2.08%, 9/2/08	50,000,000	49,997,111
CAFCO LLC
3.07%, 1/12/09	50,000,000 [a]	49,440,292

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

CIESCO LLC
3.02%, 1/14/09	50,000,000 [a]	49,441,250
Citigroup Funding Inc.
2.84%, 10/9/08	50,000,000	49,852,222
CRC Funding LLC
3.07%, 1/13/09	50,000,000 [a]	49,436,083
General Electric Capital Corp.
2.10%, 9/2/08	50,000,000	49,997,083
Skandinaviska Enskilda Banken AB
3.04%, 10/24/08	30,000,000	29,867,942
UBS Finance Delaware LLC
2.80%, 10/8/08	25,000,000	24,929,083
Total Commercial Paper
(cost $402,476,622)		402,476,622

Corporate Notes—15.1%

Commonwealth Bank of Australia
2.50%, 9/23/08	25,000,000 [b]	25,000,000
Lehman Brothers Holdings Inc.
2.97%, 9/30/08	45,000,000 [b,c,d]	45,000,000
Royal Bank of Scotland PLC
2.50%, 9/19/08	40,000,000 [b]	40,000,000
Wells Fargo & Co.
2.52%, 9/4/08	45,000,000 [b]	45,000,000
Westpac Banking Corp.
2.47%, 9/15/08	40,000,000 [b]	40,000,000
Total Corporate Notes
(cost $195,000,000)		195,000,000

Promissory Note—1.9%

Goldman Sachs Group Inc.
3.00%, 9/12/08
(cost $25,000,000)	25,000,000 [e]	25,000,000

	Principal
Time Deposit—3.9%	Amount ($)	Value ($)

Societe Generale (Grand Cayman)
2.13%, 9/2/08
(cost $50,000,000)	50,000,000	50,000,000

Repurchase Agreement—1.5%

Barclays Financial LLC
2.10%, dated 8/29/08, due 9/2/08 in the amount of
$20,004,667 (fully collateralized by $20,230,000
Federal Home Loan Mortgage Corp., 4.125%, due
6/23/10, value $20,400,185)
(cost $20,000,000)	20,000,000	20,000,000

Total Investments (cost $1,287,480,239)	99.4%	1,287,480,239
Cash and Receivables (Net)	.6%	7,448,444
Net Assets	100.0%	1,294,928,683

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $217,833,337 or 16.8% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Issuer filed for bankruptcy subsequent to August 31, 2008.
[d] Effective September 17, 2008, this security was covered by a capital support agreement with The Bank of New York
Mellon Corporation.
[e] This note was acquired for investment, and not with the intent to distribute or sell. Security restricted as to public
resale.This security was acquired on 6/17/08 at a cost of $25,000,000. At August 31, 2008, the aggregate value of this security was $25,000,000 representing 1.9% of net assets and is valued at cost.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	77.2	Finance	3.9
Asset-Backed/Multi-Seller Programs	11.4	Repurchase Agreement	1.5
Brokerage Firms	5.4		99.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	1,287,480,239	1,287,480,239
Cash		2,741,671
Interest receivable		5,378,198
Prepaid expenses		40,873
		1,295,640,981

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		451,793
Payable for shares of Common Stock redeemed		188,873
Accrued expenses		71,632
		712,298

Net Assets ($)		1,294,928,683

Composition of Net Assets ($):
Paid-in capital		1,294,987,776
Accumulated undistributed investment income—net		168,134
Accumulated net realized gain (loss) on investments		(227,227)

Net Assets ($)		1,294,928,683

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		1,294,987,776
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2008 (Unaudited)

Investment Income ($):
Interest Income	20,440,777
Expenses:
Management fee—Note 2(a)	3,207,335
Shareholder servicing costs—Note 2(b)	432,510
Custodian fees—Note 2(b)	52,786
Directors’ fees and expenses—Note 2(c)	34,503
Professional fees	33,468
Registration fees	25,870
Prospectus and shareholders’ reports	6,041
Miscellaneous	13,180
Total Expenses	3,805,693
Less—reduction in management fee
due to undertaking—Note 2(a)	(910,775)
Less—reduction in fees due to
earnings credits—Note 1(b)	(11,301)
Net Expenses	2,883,617
Investment Income—Net, representing net increase
in net assets resulting from operations	17,557,160

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2008	Year Ended
	(Unaudited)	February 29, 2008

Operations ($):
Investment Income—Net, representing net increase
in net assets resulting from operations	17,557,160	53,521,501

Dividends to Shareholders from ($):
Investment income—net	(17,389,026)	(53,521,501)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	433,674,942	770,111,988
Dividends reinvested	16,683,698	51,169,888
Cost of shares redeemed	(402,447,783)	(641,311,308)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	47,910,857	179,970,568
Total Increase (Decrease) in Net Assets	48,078,991	179,970,568

Net Assets ($):
Beginning of Period	1,246,849,692	1,066,879,124
End of Period	1,294,928,683	1,246,849,692
Undistributed investment income—net	168,134	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2008			Fiscal Year Ended February,

	(Unaudited)	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.014	.047	.048	.031	.011	.008
Distributions:
Dividends from
investment income—net	(.014)	(.047)	(.048)	(.031)	(.011)	(.008)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.74[a]	4.84	4.88	3.18	1.15	.78

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.59[a]	.61	.62	.63	.63	.63
Ratio of net expenses
to average net assets	.45[a]	.45	.45	.45	.45	.45
Ratio of net investment
income to average
net assets	2.74[a]	4.72	4.78	3.14	1.12	.79

Net Assets, end of period
($ x 1,000)	1,294,929	1,246,850	1,066,879	973,708	966,854	1,141,745

[a] Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2008 in valuing the fund’s investments carried at fair value:

Investments in
Valuation Inputs	Securities ($)

Level 1—Quoted Prices	0
Level 2—Other Significant Observable Inputs	1,287,480,239
Level 3—Significant Unobservable Inputs	0
Total	1,287,480,239

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or

16

the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended August 31, 2008.

As of and during the period ended February 29, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the three-year period ended February 29, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $227,227 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2008. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2008 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $910,775 during the period ended August 31, 2008.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2008, the fund was charged $282,825 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $98,373 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $8,316 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $52,786 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $2,820 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $543,537, custodian fees $25,442, chief compliance officer fees $3,760 and transfer agency per account fees $34,225, which are offset against an expense reimbursement currently in effect in the amount of $155,171.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Subsequent Events:

(a) The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”), which have been adversely impacted by Lehman’s bankruptcy filing on September 15, 2008. To mitigate the negative impact of holding these securities, the fund entered into a Capital Support Agreement (the “Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of the fund’s investment adviser. Pursuant to the Agreement, BNY Mellon has agreed to provide capital support to the fund, subject to an aggregate limit of $45 million (the “Maximum Capital Support Payment”), if any of the following events occur and result in the fund’s net asset value per share falling below $0.9950:

(i)	Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;

(ii)	Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; or

(iii)	A court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received.

BNY Mellon will not receive any consideration from the fund for contributed capital, if any, under the Agreement.The obligations of BNY Mellon to provide capital support pursuant to the Agreement shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless BNY Mellon elects in writing to extend the term of the Agreement.

(b) The fund has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury will guarantee the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .015% of the fund’s shares outstanding as of September 19, 2008.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on July 22, 2008, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by Dreyfus’s retail servicing division. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

22

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented, for various periods ended May 31, 2008, comparisons of the fund’s total return performance to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also was selected by Lipper. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended May 31, 2008. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median, but the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.The Board members also discussed the Manager’s undertaking to limit fund expenses over the past year.

With respect to the fund’s performance, the Board noted that the fund achieved first quartile (the first quartile reflecting the highest perfor-

The Fund 23

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

mance ranking group) total return results in the Performance Group and Performance Universe for the one-, two-, three-, four-, five- and ten-year periods ended May 31, 2008.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board discussed the relationship of the management fees paid in light of the Manager’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Manager’s representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit. The Board considered information previously provided and discussed prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund

24

grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fund’s expense limitation over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on its discussions and considerations as described above, the fund’s Board made the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the extension of the Manager’s undertaking to waive or reimburse certain fees and expenses of the fund, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 25

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

NOTES

For More Information

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	October 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	October 27, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	October 27, 2008

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)